ACCOUNTS PAYABLE AND ACCRUED EXPENSES (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
Accounts payable	$ 1,124	$ 2,270	$ 1,929
Accrued expenses	278	164	173
Accrued interest payable	145	117	96
Accrued payroll	81	213	106
Accrued vacation	114	39	97
Current lease liability	88	77	65
Total Accounts Payable and Accrued Expenses	$ 1,830	$ 2,880	$ 2,466